(PAGE)    AGREEMENT TO RETIRE PARTNERSHIP INTEREST OF
              INTERSTATE GENERAL COMPANY, L.P. IN
                   EQUUS GAMING COMPANY, L.P.

          This AGREEMENT TO RETIRE PARTNERSHIP INTEREST OF INTERSTATE GENERAL COMPANY, L.P. IN EQUUS GAMING COMPANY, L.P. (the "Agreement") is entered into and shall be effective as of December 30, 1997 by and among Equus Gaming Company, L.P., a Virginia limited partnership (the "Partnership"), Interstate General Company, L.P., a Delaware limited partnership and general partner of the Partnership (the "Retiring Partner"), Equus Management Company, a Delaware Corporation and managing general partner of the Partnership ("EMC"), Equus Management Title Company, a Delaware Corporation and limited partner of the Partnership ("EMTC" and together with EMC, the "Continuing Partners"), and Housing Development Associates S.E., a Puerto Rico Partnership ("HDA") (HDA, the Retiring Partner, the Continuing Partners, and the Partnership are sometimes referred to individually as a "Party" and collectively as the "Parties"), based on the following facts:

     A. The Retiring Partner and the Continuing Partners formed the Partnership pursuant to that certain agreement dated February 6, 1995, which agreement has been amended from time to time (as amended, the "Partnership Agreement").

     B. The Parties have agreed that the Retiring Partner's entire right, title, and interest in the Partnership (the "Redemption Interest") shall be retired and redeemed by the Partnership and the Retiring Partner shall withdraw from the Partnership, all as set forth herein.

     Based on the foregoing, and in consideration of the mutual agreements, covenants, and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

          1. Retirement, Redemption, and Withdrawal. The Redemption Interest shall be retired and redeemed by the Partnership effective as of 9:00 a.m. Eastern Time on December 31, 1997, (the "Effective Date"), all in accordance with the provisions set forth in this Agreement. The Retiring Partner shall sell, assign, and transfer the entire Redemption Interest to the Partnership and withdraw from the Partnership as of the close of business on the Effective Date.


(PAGE)    2.  Consideration for Redemption Interest;
Indemnification Provisions. In consideration for the retirement and redemption of the Redemption Interest, the Partnership agrees to distribute to the Retiring Partner consideration (the
"Redemption Consideration") composed of the following:

               (a) On the Effective Date, the Partnership shall distribute to the Retiring Partner a portion of its partnership interest in HDA, such portion being equal to the product of (a) the Partnership's interest in HDA immediately prior to the Effective Date and (b) the Retiring Partner's Partnership interest in the Partnership immediately prior to the Effective Date.

               (b)  As among the Parties and subject to the
Guaranty Agreement (of even date herewith by and between Retiring Partner and EMC (the "Guaranty Agreement")) and Section 7.7 of the Partnership Agreement, the Retiring Partner shall be relieved of all responsibility for liabilities of the Partnership whether known or unknown the Partnership and EMC shall indemnify, defend, protect, and hold harmless the Retiring Partner from such liabilities, subject to the Guaranty Agreement and Section 7.7 of the Partnership Agreement. Liabilities to which the Retiring Partner remains subject pursuant to Section 7.7 of the Partnership Agreement are referred to herein as "Contingent Liabilities".

               (c) The Redemption Consideration provided for in this Section 2 is the total consideration payable by the Partnership to the Retiring Partner for the Redemption Interest, and the Retiring Partner shall not retain an interest in, or be entitled to receive distributions of, any other Partnership assets.


          3. Continuation of Partnership; Adjustment of EMC Percentage Interest. The Parties hereby agree that the Partnership shall continue and shall not be dissolved because of the retirement and redemption of the Redemption Interest or the withdrawal of the Retiring Partner. Pursuant to Section 7.3 of the Partnership Agreement, the partnership interest of EMC shall be increased from
 .99% to 1%.

          4.  Tax Matters.  The Parties agree that:

               (a) To the extent possible, the tax and other attributes that the Retiring Partner held indirectly in HDA through its interest in the Partnership (including its share of Section 704(c) property under Treas. Reg. Sec. 1.704-3 and its share of HDA's
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nonrecourse liabilities under Section 752 of the Internal Revenue
Code of 1986 (the "Code")) immediately before the Effective Date shall continue to be held by the Retiring Partner through its direct interest in HDA on and after the Effective Date.

               (b)  The Parties shall each file all required
Federal, state, and local income tax returns and related returns and reports in a manner consistent with the provisions of this
Section 4.


     5.  Representations, Warranties, and Covenants.

          (a)  Of Each Party.  The Partnership, the Retiring
Partner, and the Continuing Partners each hereby represents and warrants to and covenants to each other Party that:

                    (i) Neither the execution nor the delivery of this Agreement, the incurrence of the obligations herein set forth, the consummation of the transactions herein contemplated, nor the compliance with the terms of this Agreement will conflict with, or result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, any bond, note, or other evidence or indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, or other agreement or instrument to which such Party is a party or by which such Party may be bound.

                    (ii)  Such Party has the right, power, legal
capacity, and authority to execute and enter into this Agreement and to execute all other documents and perform all other acts as may be necessary in connection with the performance of this Agreement.

                    (iii)  No approval or consent not heretofore
obtained by any person or entity is necessary in connection with the execution of this Agreement by such Party or the performance of such Party's obligations under this Agreement.

                    (iv)  Such Party has received independent tax
and legal advice from attorneys of his choice with respect to the advisability of executing this Agreement.

                    (v) Such Party has made such investigation of the facts pertaining to this Agreement, and all of the matters pertaining thereto, as he deems necessary.
(PAGE) (vi) Except as expressly provided herein, no person has made any statement or representation to such Party regarding any fact relied upon by such Party in entering into this Agreement and each Party specifically does not rely upon any statement, representation, or promise of any other person in executing this Agreement.

                    (vii)  Such Party relies on the finality of
this Agreement as a material factor inducing his execution of this Agreement, and the obligations under this Agreement.

                    (viii)  Such Party will not take any action
which would interfere with the performance of this Agreement by any other Party or which would adversely affect any of the rights provided for herein.


          (b) Additional Representation, Warranty, and Covenant of the Retiring Partner. The Retiring Partner hereby represents and warrants to and covenants to each other Party that the Retiring Partner owns the Redemption Interest free and clear of any and all liens, claims, encumbrances, and adverse equities.
     6.  Releases and Indemnification.

          (a) By Each Party. For value received, each Party for himself and for each and all of his past, present, and future predecessors, successors, assigns, affiliates, licensees, transferees, principals, servants, agents, partners, associates, officers, directors, employees, representatives, shareholders, attorneys, insurers, legal representatives, descendants, dependents, heirs, executors, administrators, and all other persons (collectively, the "Successors in Interest") hereby and forever releases and discharges and agrees to indemnify and hold harmless each other Party and each and all of each other Party's Successors in Interest, from any and all claims, demands, liens, causes of action, suits, obligations, controversies, debts, costs, expenses, damages, judgments, and orders of whatever kind or nature, in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which have existed, do presently exist, or may exist, relating to the Partnership or its activities, assets, liabilities, or partners, other than the obligations to the Retiring Partner set forth in this Agreement.



(PAGE)
          (b) After-Discovered Facts. It is understood by each Party that there is a risk that subsequent to the execution of this Agreement, a Party may discover facts different from or in addition to the facts which he now knows or believes to be true with respect to the subject matter of this Agreement, or that certain debts, claims, expenses, or liabilities presently known may be or become greater than a Party now expects or anticipates. Each Party intends this Agreement to apply to all unknown or unanticipated results, as well as those known and anticipated, and it is the intention of each Party to hereby fully, finally, absolutely, and forever resolve any and all claims and disputes which have existed, do exist, or may exist relating to the Partnership or its activities, assets, liabilities, or partners, other than the obligations to the Retiring Partner set forth in this Agreement.

          7.  Miscellaneous.

          (a)  Statement of Partnership; Other Filings.  The
Partnership may prepare and file fictitious business name statements and such other statements or documents as the Continuing Partners deem appropriate to reflect the withdrawal of the Retiring Partner from the Partnership and the continuation of the Partnership.

          (b) Name of Partnership. The Partnership may, in the sole discretion of the Continuing Partners, continue to use Equus
Gaming Company, L.P. as the name of the Partnership after the Effective Date.

          (c) Attorneys' Fees to Enforce This Agreement or in Subsequent Litigation. In the event any Party shall maintain or commence any action, proceeding, or motion against any other Party to enforce this Agreement or any provision thereof, the prevailing Party therein shall be entitled to recover his actual attorneys' fees and costs therein incurred. Each Party agrees that if such Party hereafter commences, joins in, or in any manner asserts against any other Party any of the claims released hereunder, then it will pay to the other Party, in addition to any other damages caused to the other Party thereby, all actual attorneys' fees and costs incurred in defending or otherwise responding to such suit or claim.

          (d) Severability. Each provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or
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invalidity shall not affect the legality or validity of  the remainder of the Agreement.

          (e) Survival. All of the terms, representations, warranties, and other provisions of this Agreement shall survive and remain in effect after the Effective Date.

          (f) Costs. Each Party shall pay its own legal fees and expenses incidental to the execution of this Agreement and the consummation of the transactions contemplated hereby.

          (g) Execution of Documents. Each Party agrees to execute all documents necessary to carry out the purpose of this Agreement and to cooperate with each other for the expeditious filing of any and all documents and the fulfillment of the terms of this Agreement.

          (h) Successors and Assigns. This Agreement shall inure to the benefit of the transferees, successors, assigns, heirs, beneficiaries, executors, administrators, partners, agents, employees, and representatives of each Party.

          (i) Controlling Law. This Agreement has been entered into in the Commonwealth of Virginia and the Agreement, including any rights, remedies, or obligations provided for thereunder, shall be construed and enforced in accordance with the laws of the State of Delaware.

          (j) Counterpart Execution. This Agreement may be executed in multiple counterparts each of which may be deemed an original and shall become effective when the separate counterparts have been exchanged among the Parties.

          (k) Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party.

          (l) Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
          (m) Incorporation by Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.
(PAGE) (n) Variation of Provisions. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

          (o) Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally to the Party or to an officer of the Party to whom the same is directed, or sent by regular, registered, or certified mail, addressed to the person to whom directed at the following address, or to such other address as such Party may from time to time specify by notice to the Parties:

                    (i)  If to the Partnership or the Continuing
Partners:
                         Equus Gaming Co., L.P.
                         222 Smallwood Village Center
                         St. Charles, MD 20602

                    (ii)  If to the Retiring Partner:

                         Interstate General Company
                         222 Smallwood Village Center
                         St. Charles, MD 20602

Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally or if sent by regular mail, or as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by registered or certified mail, postage and charges prepaid. Any Party may from time to time specify a different address by choice to the other Parties.


          (p) Amendments. Any amendment to this Agreement shall be in writing and executed by each Party hereto.

          (q) Entire Agreement. This Agreement contains the entire understanding among the Parties and supersedes any prior written or oral agreements between them respecting the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between the Parties relating to the subject matter of this Agreement that are not fully set forth herein. This Agreement
(PAGE)
amends and restates the Partnership Agreement with respect to the subject matter of this Agreement. This Agreement shall be considered part of the Partnership Agreement for all purposes under the Code.

     IN WITNESS WHEREOF, the Parties hereto have approved and executed this Agreement as of the date first set forth above.

                              PARTNERSHIP

                              EQUUS GAMING COMPANY, L.P.
                              a Virginia partnership
                              By: EQUUS MANAGEMENT COMPANY
                                   its Managing General Partner
                              By:  /s/ Gretchen Gronau
                                   ------------------------------

                              CONTINUING PARTNERS:

                              EQUUS MANAGEMENT COMPANY, a
                              Delaware corporation
                              By:  /s/ Gretchen Gronau
                                   ------------------------------
                              Its: Vice President
                                   ------------------------------

                              EQUUS MANAGEMENT TITLE COMPANY, a
                              Delaware corporation.
                              By:  /s/ Gretchen Gronau
                                   ------------------------------
                              Its: Vice President
                                   ------------------------------

                              RETIRING PARTNER:

                              INTERSTATE GENERAL COMPANY, L.P.
                              By:  Interstate General Management
                                   Company, its managing general
                                   partner
                              By:  /s/ Francisco Arrivi
                                   ------------------------------

                              HOUSING DEVELOPMENT ASSOCIATES S.E.
                              By: EQUUS GAMING COMPANY, L.P.
                                   a Virginia partnership
                              By: EQUUS MANAGEMENT COMPANY
                                   its Managing General Partner
                              By:  /s/ Gretchen Gronau
                                   ------------------------------